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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 7, 2002

                               CD WAREHOUSE, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                       000-21887               73-1504999
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

        900 N. Broadway
    Oklahoma City, Oklahoma                                        73102
(Address of principal executive                                  (Zip Code)
           offices)

       Registrant's telephone number, including area code: (405) 236-8742

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective May 7, 2002, CD Warehouse, Inc. (the "Registrant") dismissed Ernst & Young LLP as Registrant's independent accountants. Upon the recommendation and approval of its Board of Directors, Registrant appointed Steakley Gilbert & Morgan, P.C. as Registrant's independent accountants, effective May 7, 2002.

Ernst & Young LLP reports on Registrant's 2000 and 2001 consolidated financial statements contained no adverse opinion or disclaimer of opinion and was not qualified or modified, as to uncertainty, audit scope, or accounting principles.

There have never been any disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

There have been no reportable events with respect to Registrant as described at
Item 304 of Regulation S-B.

On May 7, 2002, Registrant engaged Steakley Gilbert & Morgan, P.C. as its principal accountants to audit Registrant's consolidated financial statements. Registrant has not previously consulted with Steakley Gilbert & Morgan, P.C. on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements or (ii) concerning any subject matter of a disagreement or reportable event with Ernst & Young LLP.

Registrant is submitting a letter from Ernst & Young LLP addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the statements contained herein as they relate to Ernst & Young LLP.

ITEM 5. OTHER EVENTS

Norman R. Proulx and K. Douglas Martin resigned on April 2, 2002 and April 5, 2002, respectively, as Directors and on May 7, 2002, the Board of Directors appointed David S. Boyd and Kenneth Sarachan as Directors.

David S. Boyd has been President and Chief Executive Officer of Espresso Roma Corp., a privately held company, since its inception in 1980. Espresso Roma runs 23 coffee houses in seven western states and is vertically integrated, owning its own bakery and coffee roasting plant. Additionally, Espresso Roma has a real estate division with 14 properties including a hotel, several university dormitories and several apartment buildings. Mr. Boyd served as President of Asia Electronics Holding Company from September 1999 to September 2001. Mr. Boyd is a graduate of University of California Berkeley in Mechanical and Nuclear Engineering.

Ken Sarachan has been in the music retail business for over 30 years. He founded Rasputin Music, a privately held company, in the early 1970s in Berkeley, California, that operates a seven-store chain, and has been the dominant used music retailer in northern California. Mr. Sarachan also owns and operates the Blondies Pizza chain and the Futura Clothing store, both are privately-held and based in Berkeley California.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
Not applicable.

(b) Pro forma financial information.
Not applicable.

(c) Exhibits.

16.1 Letter of Ernst & Young, LLP addressed to the Commission dated June 6 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CD WAREHOUSE, INC.,
                                           a Delaware corporation

Date: June 7, 2002                         /s/ Christopher M. Salyer
                                           -------------------------------------
                                           Christopher M. Salyer
                                           Chairman of the Board of Directors;
                                           President and Chief Executive Officer